UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
September 19, 2011

DRINKS AMERICAS HOLDINGS, LTD.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-19086	87-0438825
State of Incorporation	Commission File Number	IRS Employer I.D. Number

372 Danbury Road, Suite 163, Wilton, Connecticut 06897
Address of principal executive offices

Registrant's telephone number: (203) 762-7000

(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd FL
New York, New York 10006
Telephone: (212) 930-9700
Facsimile: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events.

On November 17, 2010, Drinks Americas Holdings, Ltd., a Delaware corporation (the “Company”) borrowed $55,000 from an investor (the “Investor”) under a convertible promissory note at an annual interest rate of 8% (the “Note”). On September 19, 2011, the Company paid to the Investor in cash the balance due under the Note resulting in a pay off of the Note in full.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2011	DRINKS AMERICAS HOLDINGS, LTD.

/s/ J. Patrick Kenny
J. Patrick Kenny, President and CEO